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                              SkyAuction.com, Inc.


                               2000 OMNIBUS PLAN

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                              SkyAuction.com, Inc.

                               2000 OMNIBUS PLAN

                                     INDEX



SECTION                      DESCRIPTION
-------                      -----------

1                            Purpose of the Plan

2                            Definitions

3                            Types of Awards Covered

4                            Administration

5                            Eligibility

6                            Shares of Stock Subject to the Plan

7                            Stock Options

8                            Restricted Stock

9                            Other Stock-Based Incentive Awards

10                           Rights in Event of Death or Disability

11                           Tax Withholding

12                           Acquisition Events

13                           Securities Matters

14                           Amendment or Termination

15                           Company Call Rights; Rights of First Refusal

16                           Unfunded Plan

17                           General Provisions

18                           Plan Effective Date

19                           Plan Termination
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SkyAuction.com, Inc.
2000 Omnibus Plan


                              SkyAuction.com, Inc.

                               2000 OMNIBUS PLAN


                                   SECTION 1
                              Purpose of the Plan

1.1 There is hereby adopted the SkyAuction.com, Inc. 2000 Omnibus Plan (the "Plan"). The Plan is intended to promote the interests of SkyAuction.com, Inc. (the "Company") by providing employees of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company; and to reward officers, other employees, consultants, and directors in fulfilling their responsibilities for long-range achievements.


                                   SECTION 2
                                  Definitions

2.1 As used in he Plan, the following definitions apply to the terms indicated below:

       a)   "Acquisition Events" shall mean the meaning ascribed to such term in
            Section 12.1 herein.

       b) "Affiliate" means each of the following: (i) any Subsidiary; (ii) any parent corporation of the Company within the meaning of Code
            Section 424(e); (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and (iv) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an "Affiliate" by resolution of the Committee.

       c) "Agreement" shall mean the written agreement between the Company and a Participant evidencing an Award.

       d) "Award" means any Option, Restricted Stock or Other Stock-Based Award granted under the Plan.

       e) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act.


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       f)   "Board" shall mean the Board of Directors of the Company.

       g)   "Cause" shall mean:


            (1) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness) or, the performance of any act or the failure to perform any act, which shall entitle the Company to terminate the employment, consultancy, directorship or any other relationship or agreement with such Participant;

            (2) the willful engaging by the Participant in misconduct which is materially injurious to the Company;

            (3)  the commission by the Participant of a felony; or

            (4) the commission by the Participant of a crime against the Company. For purposes of this Section 2(f), no act, or failure to act, on a Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his or her action or omission was in the best interest of the Company.

                 Determination of Cause shall be made by the Committee in its sole discretion, except that Cause shall be deemed to exist if the Participant is a director, and cause for his or her removal exists under any applicable law.

       h) "Change in Control" means the occurrence of anyone of the following events:


            (1) upon any Person (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company or any company owned, directly or indirectly by the stockholders of the Company substantially in the same proportion as their ownership of Common Stock in the Company) becoming the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities; or

            (2) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other


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                 than a director whose initial assumption of office is in
                 connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended;

            (3) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than

                 (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or parent entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving or parent entity outstanding immediately after such merger or consolidation; or

                 (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person, directly or indirectly, acquired 50% or more of the combined voting power of the Company's then outstanding securities (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its Affiliates).

            (4) the stockholders of the Company approve a plan of complete liquidation of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (or any transaction having a similar effect), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity at least 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

       i) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.


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       j)   "Committee" means (a) with respect to the application of this Plan to Employees and independent contractors, the committee established by the Board to administer the Plan, the composition of which shall at all times satisfy the provisions of Section 162(m) of the Code and which committee shall consist of two or more Non-Employee Directors as defined in Rule 16b-3 under the Exchange Act; provided, however, that if and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed to be references to the Board; and
            (b) with respect to the application of this Plan to Non-Employee Directors, the Board.

       k) "Company" means SkyAuction.com, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

       l) "Deferred Shares" shall be awards made pursuant to Section 9 of the Plan or the right to receive Common Stock in lieu of cash thereof at the end of a specified time period.

       m)   "Director" shall mean a member of the Board.

       n)   "Disability" shall mean:

            (1) any physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company and applicable to him or her;

            (2) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of Section 22(e)(3) of the Code, or

            (3) such other condition as may be determined in the sole discretion of the Committee to constitute Disability.

       o) "Effective Date" shall mean the date of the Plan's adoption by the Board of Directors subject to approval of the Plan by shareholders.

       p) Employee" shall mean any full-time employee of the Company or its Subsidiaries or its Affiliates (including Directors who are otherwise employed on a full-time basis by the Company or its Subsidiaries).

       q) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.


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       r)   "Executive Officer" shall have the meaning set forth in Rule 3b-7 promulgated under the Exchange Act.

       s) "Fair Market Value" of the Common Stock on a given date shall be based upon either:

            (1) if the Common Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Common Stock on such date (or, if there was no trading or quotation in the Common Stock on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations; or

            (2) if the Common Stock is not listed on a national securities exchange or quoted in an interdealer quotation system, the price will be equal to the Company's fair market value, as determined by the Committee in good faith based upon the best available facts and circumstances at the time.

       t) "Incentive Stock Option" shall mean an Option that is an "incentive stock option" within the meaning of Section 422 of the Code, or any successor provision, and that is designated by the Committee as an Incentive Stock Option.

       u) "Issue Date" shall mean the date established by the Company on which certificates representing Restricted Stock shall be issued by the Company pursuant to the terms of Section 8.6.

       v) "Non-Employee Director" shall mean a member of the Board who is a non-employee director" as defined in Rule 16b-3.

       w) "Non-Qualified Stock Option" shall mean an Option other than an Incentive Stock Option.

       x) "Option" shall mean an option to purchase a number of shares of Stock granted pursuant to Section 7.

       y)   "Other Stock-Based Award" shall mean an award granted pursuant to
            Section 9 hereof.

       z) "Partial Exercise" shall mean an exercise of an Award for less than the full extent permitted at the time of such exercise.


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       aa)  "Participant" shall mean:


            (1) an Employee, independent contractor or Non-Employee Director to whom an Award is granted pursuant to the Plan; and

            (2) upon the death of an individual described in (1), his or her successors, heirs, executors and administrators, as the case may be.

       bb) "Person" shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include:

            (1)  the Company,

            (2) a trustee or other fiduciary holding securities under an employee benefit plan of the Company,

            (3) an underwriter temporarily holding securities pursuant to an offering of such securities, or

            (4) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of Stock of the Company.

       cc) "Plan" means the SkyAuction.com, Inc. 2000 Omnibus Plan, as amended from time to time.


       dd) "Reload Option" shall mean a Non-Qualified Stock Option granted pursuant to Section 7.3(f).

       ee) "Restricted Stock" shall mean a share of Stock which is granted pursuant to the terms of Section 8 hereof and which is subject to the restrictions set forth in Section 8.4.

       ff) "Rule 16b-3" shall mean Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, as amended from time to time.

       gg) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

       hh) "Stock" or "Common Stock" means the common stock, par value $.01 per share, of the Company.


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       ii)  "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

       jj) "Vesting Date" shall mean the date established by the Committee on which Restricted Stock may vest.


                                   SECTION 3
                            Types of Awards Covered

3.1 The Committee may grant Options, Restricted Stock and Other Stock-Based Awards in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan.

3.2 Each Award granted under the Plan shall be evidenced by an Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable.

3.3 By accepting an Award, a Participant thereby agrees that the Award shall be subject to all of the terms and provisions of the Plan and the applicable Agreement.


                                   SECTION 4
                                 Administration

4.1 The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to:

       a)   grant Awards;

       b) determine the persons to whom and the time or times at which Awards shall be granted and the type and number of Awards to be granted, as well as the terms and conditions of such Awards;

       c) determine whether, to what extent, and under what circumstances an Award may be settled, canceled, forfeited, exchanged, or surrendered;

       d)   construe and interpret the Plan and any Award;


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       e)   prescribe, amend and rescind rules and regulations relating to the
            Plan;

       f)   determine the terms and provisions of Agreements;

       g) modify, extend or renew an Award, subject to Section 14 herein, provided, however, that if an Award is modified, extended or renewed and thereby deemed to be the issuance of a new Award under the Code or the applicable accounting rules, the exercise price of an Award may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal; and

       h) make all other determinations deemed necessary or advisable for the administration of the Plan.

4.2    The Committee may, in its absolute discretion, without amendment to the
       Plan:

       a) accelerate the date on which any Option granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option;

       b) accelerate the Vesting Date or waive any condition imposed hereunder with respect to any Restricted Stock; and

       c) otherwise adjust any of the terms applicable to any Award; PROVIDED, HOWEVER, in each case, that in the event of the occurrence of a Change in Control, the provisions of Section 12 hereof shall govern vesting and exercisability schedule of any Award granted hereunder.

4.3 No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify (to the extent permitted under Delaware law) and hold harmless each member of the Committee and each other Director or Employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, Director or Employee in bad faith and without reasonable belief that it was in the best interests of the Company.

4.4 The Committee may employ such legal counsel and consultants as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counselor consultant and any computation received


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       from any such consultant. The Committee shall keep minutes of its actions under the Plan.

4.5 Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.


                                   SECTION 5
                                  Eligibility

5.1 Incentive Stock Options shall be granted only to Employees (including officers and directors who are also Employees) of the Company, its parent or any of its Subsidiaries. All other Awards may be granted to officers, independent contractors and Employees of the Company or of any of its Subsidiaries or Affiliates and Non-Employee Directors.

5.2 An Employee or Non-Employee Director who has been granted an Award in one year shall not necessarily be entitled to be granted Awards in subsequent years.


                                   SECTION 6
                      Shares of Stock Subject to the Plan

6.1 The maximum number of shares of Stock reserved for the grant or settlement of Awards under the Plan at any given time shall be a number representing 11% of the total number of fully diluted shares of the Company at such time; provided, however, that the maximum number of Shares for which Incentive Stock Options may be granted under this plan shall not exceed 80,000 (which number is subject to adjustment as provided in Section 6.4 herein). The number of shares of Common Stock reserved under the Plan shall not be less than the total number of shares granted, whether exercised or unexercised for all Awards under the Plan.

6.2 The number of shares of Stock that may be awarded in respect of Options, Restricted Stock and Other Stock-Based Awards to a single individual in any given year during the life of the Plan shall not exceed 50,000, which number is subject to adjustment as provided in Section 6.4 herein, provided, that any such adjustments shall be made in a manner consistent with Section 162(m) of the Code.

6.3 Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open


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       market, in private transactions or otherwise. If any shares subject to an
       Award are forfeited, canceled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the holder of such Award, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan.

6.4 Except as provided in an Award Agreement, in the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, Stock split, reverse Stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of holders of Awards under the Plan, then the Committee shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of:

       a)   the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Awards;

       b)   the number and kind of shares of Stock or other property (including cash) issued or issuable in respect of outstanding Awards;

       c) the exercise price, grant price, or purchase price relating to any Award; provided that, with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424(h) of the Code; and

       d)   the individual limitations applicable to Awards.


                                   SECTION 7
                                 Stock Options

7.1 Each Option shall be clearly identified in the applicable Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option.

7.2 Each Agreement with respect to an Option shall set forth the exercise price per share of Stock payable by the grantee to the Company upon exercise of the Option. The exercise price per share of Stock shall be determined by the Committee; provided, however, that only in the case of Deferred Shares shall an Option have an exercise price per share of Stock that is less than the Fair Market Value of a share of Stock on the date the Option is granted.

7.3    Term and Exercise of Options


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       a)   Unless the applicable Agreement provides otherwise, an Option shall become exercisable as to 33 1/3% percent of the Options covered thereby on each of the first, second and third anniversaries of the date of grant. The Committee shall determine the expiration date of each Option; PROVIDED, HOWEVER, that no Option shall be exercisable more than 10 years after the date of grant. Unless the applicable Agreement provides otherwise and except in the event of a Change in Control, no Option shall be exercisable prior to the first anniversary of the date of grant.

       b) An Option may be exercised for all or any portion of the Stock as to which it is exercisable, provided that no Partial Exercise of an Option shall be for an aggregate exercise price of less than $100.00. The Partial Exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

       c) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary. Such notice shall be accompanied by the applicable Agreement, shall specify the number of shares of Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option. Payment for Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means:

            (i) in cash or by personal check, certified check, bank cashier's check or wire transfer;

            (ii) subject to the approval of the Committee, in Stock owned by the Participant for at least six months prior to the date of exercise and valued at their Fair Market Value on the effective date of such exercise;

            (iii) subject to the approval of the Committee, by such other provision as the Committee may from time to time authorize.

       d) Under Section 421(b) of the Code, each Participant shall notify the Company of any disposition of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in
            Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

       e) Certificates for Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or other person entitled to receive


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            such Stock, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

       f) The Committee shall have the authority to specify, at the time of grant or, with respect to Non-Qualified Stock Options, at or after the time of grant, that a Participant shall be granted a new Non-Qualified Stock Option (a "Reload Option") for a number of shares of Stock equal to the number of shares of Stock surrendered by the Participant upon exercise of all or a part of an Option in the manner described in Section 7.3(c)(ii) above, subject to the availability of Stock under the Plan at the time of such exercise; provided, however, that no Reload Option shall be granted to a Non-Employee Director. Reload Options shall be subject to such conditions as may be specified by the Committee in its discretion, subject to the terms of the Plan.

7.4    Limitations on Incentive Stock Options

       a) To the extent that the aggregate Fair Market Value of Stock of the Company with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other option plan of the Company (or any Subsidiary or parent) shall exceed $100,000, such Options shall be treated as Non-Qualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

       b) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns (or is attributed to own by virtue of the Code) Stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or any Subsidiary unless:

            (i) the exercise price of such Incentive Stock Option is at least 110 percent of the Fair Market Value of a share of Stock at the time such Incentive Stock Option is granted; and

            (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

       c) In addition, if an Employee does not remain employed by the Company, any Subsidiary or any parent at all times from the time an Incentive Stock Option is granted until 3 months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as


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            Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

7.5    Effect of Termination of Employment

       a) Unless the applicable Agreement provides otherwise, in the event that the employment, directorship or consultancy (together, hereinafter referred to as "employment") of a Participant with the Company shall terminate for any reason other than Cause, Disability or death:

            (i) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is 90 days after such termination, on which date they shall expire; and

            (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The 90 day period described in this Section 7.5(a)(i) shall be extended to one year from such termination, in the event of the Participant's death during such 90 day period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

       b) Unless the applicable Agreement provides otherwise, in the event that the employment of a Participant with the Company shall terminate on account of the Disability or death of the Participant:

            (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the first anniversary of such termination, on which date they shall expire; and

            (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

       c) In the event of the termination of a Participant's employment for Cause, all outstanding Options granted to such Participant shall expire as of the commencement of business on the date of such termination.


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                                   SECTION 8
                                Restricted Stock

8.1 At the time of the grant of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates, a Vesting Date or Vesting Dates and the purchase price (if any) with respect to such shares of Restricted Stock. The Committee may divide such shares of Restricted Stock into classes and assign a different Issue Date and/or Vesting Date for each class. The purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value. If the grantee is employed by the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock shall be issued in accordance with the provisions of Section 8.6. Provided that all conditions to the vesting of Restricted Stock imposed pursuant to
       Section 8.2 are satisfied, and except as provided in Section 8.8, upon the occurrence of the Vesting Date with respect to Restricted Stock, such Restricted Stock shall vest and the restrictions of Section 8.4 shall lapse.

8.2 At the time of the grant of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such Restricted Stock as it, in its absolute discretion, deems appropriate.

8.3 If any Participant shall, in connection with the acquisition of Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and a notification required pursuant to regulation issued under the authority of Section 83(b) of the Code.

8.4 Prior to the vesting of any Restricted Stock, no transfer of a Participant's rights with respect to such Restricted Stock, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such Restricted Stock, and all of the rights related thereto, shall be forfeited by the Participant.

8.5 The committee in its discretion may require that any dividends or distributions paid on Restricted Stock be held in escrow until all restrictions on such Restricted Stock has lapsed.

8.6    Issuance of Certificates

       a) Reasonably promptly after the Issue Date with respect to Restricted Stock, the Company shall cause to be issued a certificate, registered in the name of the Participant to whom such shares of Restricted Stock were granted, evidencing such shares of Restricted Stock; provided that the Company shall not cause such a certificate to be issued unless it has received a power of attorney duly endorsed in blank with respect to such


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            shares of Restricted Stock. Each such certificate shall bear the following legend:

            THE TRANSFERABILITY OF THIS CERTIFICATE AND THE STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE SKYAUCTION.COM, INC. 2000 OMNIBUS PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH STOCK AND SKYAUCTION.COM, INC. A COPY OF SUCH OMNIBUS PLAN AND AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

            Such legend shall not be removed until such Stock vests pursuant to the terms hereof.

       b) Each certificate issued pursuant to this Section 8.6, together with the powers relating to the Restricted Stock evidenced by such certificate, shall be held by the Company unless the Committee determines otherwise.

8.7 Upon the vesting of any Restricted Stock pursuant to the terms hereof, the restrictions of Section 8.4 shall lapse with respect to such Restricted Stock. Reasonably promptly after any Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares of Restricted Stock were granted a certificate evidencing such Stock, free of the legend set forth in Section 8.6.

8.8 Subject to such other provision as the Committee may set forth in the applicable Agreement, and to the Committee's amendment authority pursuant to Section 4, upon the termination of a Participant's employment for any reason other than Cause, any and all Stock to which restrictions on transferability apply shall be immediately forfeited by the Participant and transferred to, and reacquired by, the Company; provided that if the Committee, in its sole discretion, shall within thirty (30) days after such termination of employment notify the Participant in writing of its decision not to terminate the Participant's rights in such shares of Stock, then the Participant shall continue to be the owner of such shares of Stock subject to such continuing restrictions as the Committee may prescribe in such notice.

       In the event of a forfeiture of Stock pursuant to this section, the Company shall repay to the Participant (or the Participant's estate) any amount paid by the Participant for such shares of Stock. In the event that the Company requires a return of Stock, it shall also have the right to require the return of all dividends or distributions paid on such Stock, whether by termination of any escrow arrangement under which such dividends or distributions are held or otherwise.


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       In the event of the termination of a Participant's employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be returned to the Company, together with any dividends or distributions paid on such shares of Stock, in return for which the Company shall repay to the Participant any amount paid by the Participant for such shares of Stock.


                                   SECTION 9
                       Other Stock-Based Incentive Awards

9.1 Other forms of Awards valued in whole or in part by reference to, or otherwise based on, shares of Stock ("Other Stock-Based Awards") may be granted either alone or in addition to other Awards under the Plan. The Committee may also grant Participants the right to receive Deferred Shares which are stock-based incentive grants in lieu of a cash deferral of bonuses.

9.2 Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock-Based Awards shall be granted, the number of shares of Stock to be granted pursuant to such Other Stock-Based Awards and all other conditions of such Other Stock-Based Awards.


                                   SECTION 10
                     Rights in Event of Death or Disability

10.1 Upon the death of a Participant, outstanding Awards granted to such Participant may be exercised only by the executor or administrator of the Participant's estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with

       a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and

       b) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

10.2 During a Participant's lifetime, the Committee may permit the transfer, assignment or other encumbrance of an outstanding Option unless such Option is an Incentive Stock Option and the Committee and the Participant intend that it shall retain such status.


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10.3   Subject to any conditions as the Committee may prescribe, a Participant may, upon providing written notice to the Secretary of the Company, elect to transfer any or all Options granted to such Participant pursuant to the Plan to members of his or her immediate family, including, but not limited to, children, grandchildren and spouse or to trusts for the benefit of such immediate family members or to partnerships in which such family members are the only partners; provided, however, that no such transfer by any Participant may be made in exchange for consideration.

10.4 A Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant's estate shall be deemed to be the grantee's beneficiary.


                                   SECTION 11
                                Tax Withholding

11.1 Whenever shares of Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

11.2 With the approval of the Committee, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Stock having a value equal to the amount of tax to be withheld. Such shares of Stock shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined (the "Tax Date"). Fractional shares of Stock amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the Stock to be delivered pursuant to an Award.


                                   SECTION 12
                               Acquisition events

12.1 In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of all or substantially all of the Company's outstanding Common Stock and any other classes of stock convertible into Common Stock or all or substantially all of its assets by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion (i) require that all shares subject to outstanding Awards or received by any person upon the exercise of any Awards (including, without limitation, pursuant to clause
       (iii) herein) be subject to a "drag along" in any sale of Common Stock or other securities of the


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       Company on such terms and conditions as the Committee shall determine and/or (ii) require that all shares subject to outstanding Awards or received by any person upon the exercise of any Awards (including, without limitation, pursuant to clause (iii) herein) be subject to a call right by the Company to purchase such shares at their fair market value as the Committee shall determine and/or (iii) terminate all outstanding Stock Options, effective as of the date of the Acquisition Event, by delivering notice of termination to each person holding any Awards under this Plan at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such person shall have the right to exercise his or her Stock Options (to the extent then vested), but any such exercise shall be contingent upon and subject to the occurrence of the Acquisition Event, and provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

12.2 Upon dissolution or liquidation of the Company, all Options and other Awards granted under this Plan shall terminate, but each holder of an Option shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her Option to the extent then exercisable.

12.3 If the Company and the other party to a transaction constituting a Change in Control agree that such transaction shall be treated as a "pooling of interests" for financial reporting purposes, and if the transaction is in fact so treated, then any provisions herein or in the terms of any Award providing for the acceleration of exercisability, vesting or lapse of the applicable restriction period shall not occur to the extent that the Company's independent public accountants determine in good faith that such acceleration would preclude "pooling of interests" accounting.


                                   SECTION 13
                               Securities Matters

13.1 The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any Stock to be issued hereunder or to effect similar compliance under any state laws.

13.2 Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any


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       securities exchange on which shares of Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Stock pursuant to the terms hereof, that the recipient of such shares of Stock make such agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

13.3 The transfer of any shares of Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares of Stock is in compliance with all applicable laws, regulations of governmental authority, the requirements of any securities exchange on which shares of Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of Stock hereunder in order to allow the issuance of such Stock to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Participant in writing of its decision to defer the effectiveness of a transfer. During the period of such deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

13.4   All elections and transactions under this Plan by persons subject to
       Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exempting condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

13.5 Except as the Company or Committee shall otherwise determine, this Plan is intended to comply with Section 4(2) or Rule 701 under the Securities Act, and any provisions inconsistent with such Section or Rule of the Securities Act shall be inoperative and shall not affect the validity of the Plan.


                                   SECTION 14
                            Amendment or Termination

14.1 The Board may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required (in accordance with the laws of the State of Delaware) if and to the extent the Board determines that such approval is appropriate for purposes of satisfying Rule 16b-3, Section 162(m) or 422 of the Code (as applicable) or is otherwise required by law or applicable stock exchange requirements.


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14.2   Awards may be granted under the Plan prior to the receipt of such approval but each such grant shall be subject in its entirety to such approval and no award may be exercised, vested or otherwise satisfied prior to the receipt of such approval. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority pursuant to
       Section 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant's rights under any outstanding Award.


                                   SECTION 15
                  Company Call Rights; Rights of First Refusal

15.1 In the event of termination for Cause, the Company may repurchase from the Participant any shares of Common Stock previously acquired by the Participant through the grant of an Option or an award of Restricted Stock under this Plan at a repurchase price equal to the lesser of (A) the original purchase price or exercise price (as applicable), if any, or
       (B) Fair Market Value as of the date of termination.

       In the event of a termination for any reason other than for Cause, the Company may at any time within 90 days after a Participant incurs a termination or acquires shares of Common Stock upon the exercise of an Option following his termination for any reason other than for Cause:
       (i) repurchase from the Participant each outstanding vested Option based on the difference between the exercise price of a share of Common Stock relating to such Option and the Fair Market Value of a share of Common Stock on the date of termination and (ii) repurchase from the Participant any shares of Common Stock previously acquired by the Participant through the exercise of an Option under this Plan at a repurchase price equal to Fair Market Value as of the date of termination.

       In the event of a termination for any reason other than for Cause, the Company may at any time within 90 days after a Participant incurs a termination other than for Cause repurchase from the Participant any shares of Common Stock previously acquired by the Participant pursuant to an award of Restricted Stock under this Plan at a repurchase price equal to Fair Market Value as of the date of termination.

15.2 No Participant shall, directly or indirectly, transfer any shares of Common Stock acquired by the Participant (or his estate or legal representative) through the exercise of an Option under this Plan or pursuant to an award of Restricted Stock, unless in each such instance the Participant (or his estate or legal representative) shall have first offered the Common Stock proposed to be transferred pursuant to a bona fide offer to a third party, first, to the Company and second, to holders of Common and Preferred Stock of the Company, pro-rata according to their ownership of the Company at such time (on an as converted basis). The right of first refusal must be exercised by the Company


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       and any stockholders of the Company by delivering to the Participant (or his estate or legal representative) written notice of such exercise within 20 business days of the Company's receipt of written notification (which the Company shall forward to all of its stockholders within five days of its receipt) of the proposed sale. Upon the exercise of a right of first refusal, the Common Stock proposed to be sold shall be purchased by the Company and/or any stockholders exercising their rights pursuant to this Section 15.2 at the price per share offered to be paid by the prospective transferee, subject to Section 15.1 above in the case of a Participant's termination. The notice of exercise of the right of first refusal shall specify the date and location for the closing of such purchase. In the event the Company and its stockholders do not exercise their rights pursuant to this Section 15.2 with respect to all shares proposed to be sold by the Participant, the Participant shall have six months to sell such remaining shares to such bona fide third party pursuant to terms and conditions not more favorable than those pursuant to which such shares were offered to the Company and its stockholders. Any shares proposed to be sold after such six month period shall be subject to the provisions of this Section 15.2.

15.3 Notwithstanding the foregoing, the Company shall cease to have rights pursuant to this Section 15 following an initial public offering of the Common Stock of the Company.


                                   SECTION 16
                                 Unfunded Plan

16.1 This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.


                                   SECTION 17
                               General Provisions

17.1 No Awards may be exercised by a Grantee if such exercise, and the receipt of cash or stock thereunder, would be, in the opinion of counsel selected by the Company, contrary to law or the regulations of any duly constituted authority having jurisdiction over the Plan.

17.2 A bona fide leave of absence approved by a duly constituted officer of the Company shall not be considered interruption or termination of service of any Participant for any purposes of the Plan or Awards granted thereunder, except that no Awards may be granted to an Employee while he or she is on a bona fide leave of absence.


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17.3   No person shall have any rights as a stockholder with respect to any shares of Stock covered by or relating to any Award until the date of issuance of a certificate with respect to such shares of Stock. Except as otherwise expressly provided in Section 6.4, no adjustment to any Award shall be made for dividends or other rights prior to the date such certificate is issued.

17.4 Nothing contained in the Plan or any Agreement shall confer upon any Participant any right with respect to the continuation of employment, consultancy or directorship by the Company or any Affiliate or interfere in any way with the right of the Company or any Affiliate, subject to the terms of any separate agreement to the contrary, at any time to terminate such employment, consultancy or directorship or to increase or decrease the compensation of the Participant. No person shall have any claim or right to receive an Award hereunder. The Committee's granting of an Award to a participant at any time shall neither require the Committee to grant any other Award to such Participant or other person at any time or preclude the Committee from making subsequent grants to such Participant or any other person.

17.5 In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Agreement, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

17.6 Any Award agreement may provide that stock issued upon exercise of any Awards may be subject to such restrictions, including, without limitation, restrictions as to transferability and restrictions constituting substantial risks of forfeiture as the Committee may determine at the time such Award is granted.

17.7 As a condition to the receipt of shares of Common Stock pursuant to an Option under this Plan, to the extent required by the Committee, the Participant shall execute and deliver a stockholder's agreement or such other documentation which shall set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise or purchase, a right of first refusal of the Company with respect to shares, the right of the Company to purchase Common Stock in accordance with this Plan and such other terms as the Board or Committee shall from time to time establish. Such stockholder's agreement shall apply to all Common Stock acquired under the Plan.

17.8 This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).


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                                   SECTION 18
                              Plan Effective Date

18.1 The Plan shall become effective on the date of its adoption by the Board of Directors of the Company subject to approval of the Plan by the holders of a majority of the outstanding voting shares of the Company within twelve (12) months after the date of the Plan's adoption by said Board of Directors. In the event of the failure to obtain such shareholder approval, the Plan and any Awards granted thereunder, shall be null and void and the Company shall have no liability thereunder.

18.2 No Award granted under the Plan shall be exercisable until such shareholder approval has been obtained.


                                   SECTION 19
                                Plan Termination

19.1 No Award may be granted under the Plan on or after the date which is ten years following the effective date specified in Section 18, but Awards previously granted may be exercised in accordance with their terms.





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